Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report on Form 10-K of Turning Point Brands, Inc. (the "Company") for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Yavor Efremov, President and Chief Executive Officer, Luis Reformina, Chief Financial Officer, and Brian Wigginton, Chief Accounting Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: March 11, 2022	By:	/s/ YAVOR EFREMOV
Yavor Efremov
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 11, 2022	By:	/s/ LUIS REFORMINA
Luis Reformina
Chief Financial Officer
(Principal Financial Officer)

Date: March 11, 2022	By:	/s/ BRIAN WIGGINTON
Brian Wigginton
Chief Accounting Officer